UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 12, 2022
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Delaware	001-38312	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
675 Creekside Way
Campbell, CA 95008
(Address of principal executive offices including zip code)
(408) 727-1885
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $.001 PER SHARE	EGHT	New York Stock Exchange
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 12, 2022, in accordance with the recommendation from the Board of Directors and approval by the majority of the shares of Common Stock of 8x8, Inc. (the “Company”), the Company filed a Certificate of Amendment to the Certificate of Incorporation (the “Amendment”) with the Secretary of the State of the State of Delaware to increase the number of authorized shares of the Company’s Common Stock (the “Common Stock”) from 200,000,000 authorized shares to 300,000,000 authorized shares. The additional shares of Common Stock authorized by the Amendment have rights identical to the Company’s currently outstanding Common Stock. The Amendment became effective upon its filing with the Secretary of State of the State of Delaware.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the form thereof, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On July 12, 2022, 8x8, Inc. (the "Company") held its annual meeting of stockholders for calendar year 2022 (the "Annual Meeting"), at which a quorum for the transaction of business was present virtually or represented by proxy. The stockholders voted on the following proposals at the Annual Meeting:
1.Election of eight directors to hold office until the 2023 Annual Meeting of Stockholders of the Company, and until their respective successors have been duly elected and qualified. The Company's nominees were Jaswinder Pal Singh, David Sipes, Monique Bonner, Todd Ford, Alison Gleeson, Vladimir Jacimovic, Eric Salzman and Elizabeth Theophille.
2.Ratification of the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2023.
3.Approval, on an advisory basis, of the Company's executive compensation for the fiscal year ended March 31, 2022.
4.Approval of the Company’s 2022 Equity Incentive Plan, including the reservation of 8,000,000 new shares for issuance thereunder.
5.Approval of amendments to the Company’s Amended and Restated 1996 Employee Stock Purchase Plan, including the reservation of 3,600,000 additional shares for issuance thereunder.
6.Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 300,000,000 shares.
Final voting results were as follows:
Proposal One: Election of Directors

	For	Withheld	Broker Non-Vote
Jaswinder Pal Singh	85,987,580	2,103,225	13,611,609
David Sipes	86,825,741	1,265,064	13,611,609
Monique Bonner	86,750,335	1,340,470	13,611,609
Alison Gleeson	86,085,296	2,005,509	13,611,609
Todd Ford	86,651,207	1,439,598	13,611,609
Vladimir Jacimovic	86,899,562	1,191,243	13,611,609
Eric Salzman	85,832,761	2,258,044	13,611,609
Elizabeth Theophille	86,783,977	1,306,828	13,611,609
Each of the Company's nominees was elected to serve as a director until the next annual meeting of stockholders, and until such director's successor has been elected and qualified.
Proposal Two: Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
100,868,826	651,398	182,190	—

The stockholders ratified the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2023.
Proposal Three: Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Vote
84,934,742	2,703,319	452,744	13,611,609
The stockholders approved, on an advisory basis, the Company's executive compensation for the fiscal year ended March 31, 2022.
Proposal Four: Approval of the Company’s 2022 Equity Incentive Plan, including the reservation of 8,000,000 new shares for issuance thereunder

For	Against	Abstain	Broker Non-Vote
63,018,499	24,667,223	405,083	13,611,609
The stockholders approved the Company’s 2022 Equity Incentive Plan, including the reservation of 8,000,000 new shares for issuance thereunder.
Proposal Five: Approval of amendments to the Company’s Amended and Restated 1996 Employee Stock Purchase Plan, including the reservation of 3,600,000 additional shares for issuance

For	Against	Abstain	Broker Non-Vote
86,592,507	1,112,549	385,749	13,611,609
The stockholders approved the amendments to the Company’s Amended and Restated 1996 Employee Stock Purchase Plan, including the reservation of 3,600,000 additional shares for issuance.
Proposal Six: Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 300,000,000 shares

For	Against	Abstain	Broker Non-Vote
99,549,662	2,049,037	103,715	—
The stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 300,000,000 shares.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description

3.1         Certificate of Amendment to the Restated Certificate of Incorporation of 8x8, Inc.
104         Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 13, 2022

8x8, Inc.

By: /s/ MATTHEW ZINN
Matthew Zinn
Chief Legal Officer & Corporate Secretary